SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

CENTIV, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-23221	58-2033795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 876-8300

(Former name or former address, if changed since last report.)

Item 5.  Other Items

On March 31, 2003, the registrant announced its earnings for the fourth quarter and the 12 months ending December 31, 2002. Further details are described in the press release issued by the registrant on March 31, 2003, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits.

                                                99.1         Press Release issued March 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: April 11, 2003	By:	/s/ Thomas M. Mason
Thomas M. Mason
Chief Financial Officer